UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-05767

DWS Strategic Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MAY 31, 2006

Semiannual Report
to Shareholders

DWS Strategic Municipal Income Trust

(formerly Scudder Strategic Municipal Income Trust)

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Dividend Repurchase Plan

Click Here Additional Information

Click Here Privacy Statement

Investments in funds involve risk. Certain investors' income may be subject to the federal Alternative Minimum Tax (AMT), and federal, state and local taxes may also apply. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Average Annual Total Returns as of 5/31/06
DWS Strategic Municipal Income Trust	6-Month*	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	2.75%	4.74%	6.96%	8.04%	7.34%
Based on Market Price(a)	-8.64%	1.14%	7.31%	8.72%	7.54%
Lehman Brothers Municipal Bond Index+	1.52%	1.89%	3.22%	5.27%	5.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 5/31/06	As of 11/30/05
Net Asset Value	$ 12.23	$ 12.29
Market Price	$ 12.52	$ 14.15

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months: Income Dividends (common shareholders) as of 5/31/06	$ .41
May Income Dividend (common shareholders)	$ .0625
Current Annualized Distribution Rate (Based on Net Asset Value) as of 5/31/06++	6.13%
Current Annualized Distribution Rate (Based on Market Price) as of 5/31/06++	5.99%
Tax Equivalent Distribution Rate (Based on Net Asset Value) as of 5/31/06++	9.43%
Tax Equivalent Distribution Rate (Based on Market Price) as of 5/31/06++	9.22%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Review

Philip G. Condon serves as lead portfolio manager of DWS Strategic Municipal Income Trust. Rebecca L. Flinn is a portfolio manager of the fund. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the semiannual period ended May 31, 2006?

A: Municipal bonds delivered tepid results over the period, although returns were significantly above those in the taxable market. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 1.52% for the six months ended May 31, 2006.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of 0.01% for the same period.2

1 The Lehman Brothers Municipal Bond Index is a broad-based, total-return index comprising more than 46,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged, unleveraged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not include any fees or expenses. It is not possible to invest directly into an index.

The US Federal Reserve Board (the Fed) continued to increase short-term interest rates as it attempts to move to a neutral monetary policy. Over the period, the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — was raised four times by 0.25%, to 5.00% as of May 31, 2006. This caused yields on shorter-term bonds, which are highly sensitive to Fed moves, to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. Interest rates rose to a lesser extent further out along the curve and, in fact, were essentially unchanged at the longest end of the municipal yield curve.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this

Municipal Bond Yield Curve (as of 11/30/05 and 5/31/06)

Performance is historical and does not guarantee future results.

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund.

market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Municipal supply nationally began to ease in late 2005 and, over the first five months of 2006, was down significantly as compared with the same period in 2005. On the demand side, interest from institutional investors such as insurance companies has remained strong, and mutual funds also provided support. In addition, as yields have risen, individual investors have begun to display renewed interest in municipal issues. The combination of lightening supply of and continued broad demand for municipal issues contributed to their strong performance relative to most areas of the taxable market.

The municipal bond yield curve flattened during the six-month period.3 The two-year bond yield increased 35 basis points from 3.24% to 3.59%, while the 30-year yield was essentially unchanged, falling 2 basis points to 4.53% from 4.55%, resulting in a total flattening of 37 basis points. (See the accompanying graph for municipal bond yield for the beginning and the end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Q: How did DWS Strategic Municipal Income Trust perform for the six-month period ended May 31, 2006?

A: For the period, DWS Strategic Municipal Income Trust delivered a total return based on net asset value of 2.75%. The fund posted a total return based on market value of -8.64%. Its average peer in the Lipper High Yield Municipal Debt Funds category for closed-end funds delivered 4.41% in the period.4 The trust's benchmark, the unmanaged, unleveraged Lehman Brothers Municipal Bond Index, returned 1.52%. (Please see page 4 for more complete performance information. Past performance is no guarantee of future results.)

4 The Lipper High Yield Municipal Debt Funds category includes leveraged and unleveraged closed-end funds that invest at least 50% of their assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns reported by all of the funds designated by Lipper Inc. as falling into the High Yield Municipal Debt Funds category. For the one-, five- and 10-year periods, the category's average was 6.35% (15 funds), 6.65% (12 funds) and 5.96% (12 funds), respectively, as of May 31, 2006. It is not possible to invest directly into a Lipper category.

We believe the fund's return based on market value is primarily the result of the need to reduce the fund's dividend in view of increased borrowing costs related to the fund's preferred shares. The fund's dividend was cut in March, and this was followed by another cut in July, after the end of the semiannual period.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period?

A: High-yield municipal bonds continued to outperform the broader municipal market over the semiannual period. Interest rates remain low by historical standards, and investors continue to seek out higher-yielding, lower-quality investments. This increase in demand led high-yield securities to outperform higher-quality bonds in the period. In addition, the US economy continued to show signs of improvement throughout the period, strengthening the outlook for entities that issue high-yield bonds. As a result, the yield spread provided by high-yield bonds to compensate investors for assuming the incremental risk of these issues narrowed during the period, with a positive impact on prices.5

The fund's returns were somewhat constrained by our relative underweighting of lower-quality, higher-yielding bonds, which outperformed over the period.6 While our exposure to airline-related issues was modest, our selection within that sector helped performance, as we managed to avoid most of the direct impact of the Delta and Northwest bankruptcy filings. Our holdings of issues related to hospitals and senior living centers helped returns as these sectors benefited from spread tightening and refunding activity (which generally results in an improved credit profile for the affected issues). Ongoing refunding activity is the principal explanation for the increased representation of AAA-rated prerefunded bonds in the fund vs. six months ago.7

5 The yield spread is the difference between the yield of a municipal bond security and the yield of an AAA-rated municipal credit. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

7 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

The flattening of the yield curve has significantly reduced the income advantage provided by longer-term issues. We are currently emphasizing bonds with maturities in the 10-year range and that are priced to a call. The fund is currently well positioned should the yield curve steepen going forward and should quality spreads widen.

Going forward, we expect to continue to manage the fund's credit profile opportunistically, adjusting our exposure to lower-quality issues up or down in view of the relative value they present. With credit spreads currently narrow by historical standards, we believe our somewhat defensive stance from a quality perspective has us well-positioned for the next high-yield market cycle. We expect to continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize taxable capital gains distributions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	5/31/06	11/30/05

Revenue Bonds	65%	71%
ETM/Prerefunded Bonds	29%	22%
General Obligation Bonds	4%	5%
Lease Obligations	2%	2%
	100%	100%
Quality	5/31/06	11/30/05

AAA	38%	31%
AA	5%	5%
A	9%	10%
BBB	20%	24%
BB	1%	2%
B	1%	1%
Below B	1%	—
Not Rated	25%	27%
	100%	100%
Interest Rate Sensitivity	5/31/06	11/30/05

Average Maturity	4.8 years	6.0 years
Duration	4.1 years	4.7 years
Top Five State Allocations (% of Total Investment Portfolio)	5/31/06	11/30/05

Texas	15%	15%
New York	10%	10%
California	7%	7%
Illinois	6%	8%
Massachusetts	5%	5%

Asset allocation, quality, interest rate sensitivity and top five state allocations are subject to change. Duration shown does not account for the leverage position of the Fund.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 147.8%
Alabama 2.7%
Alabama, Sales & Special Tax Revenue, Public School and College Authority, Series C, 5.625%, 7/1/2013	1,000,000	1,065,040
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	1,500,000	1,573,140
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	1,000,000	1,026,120
		3,664,300
Arizona 1.4%
Arizona, Project Revenue, Health Facilities Authority, The New Foundation Project, 8.25%, 3/1/2019	1,900,000	1,908,132
California 10.3%
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.625%, 6/1/2038	1,890,000	2,092,684
Series 2003-A-1, 6.75%, 6/1/2039	4,500,000	5,034,915
California, State Economic Recovery, Series C-16, 3.2%*, 7/1/2023 (a)	1,000,000	1,000,000
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2019	1,920,000	2,074,675
Sacramento County, CA, Sales & Special Tax Revenue, Bradshaw Road Project, 7.2%, 9/2/2015	1,130,000	1,137,673
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	2,000,000	2,097,240
Southern California, Metropolitan Water District, Waterworks Revenue, Series B, 3.4%*, 7/1/2028	350,000	350,000
		13,787,187
Colorado 3.7%
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,136,320
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	1,150,000	1,080,275
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, AMT, 7.75%, 9/1/2016	1,615,000	1,659,768
Mesa County, CO, Valley School District No. 051 Grand Junction, Series A, 5.0%, 12/1/2024 (a)	1,000,000	1,041,810
		4,918,173
Connecticut 2.8%
Greenwich, CT, Multi-Family Housing Revenue, 6.35%, 9/1/2027	2,000,000	2,096,020
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2017	2,000,000	1,082,360
Series B, 144A, Zero Coupon, 9/1/2018	1,000,000	509,150
		3,687,530
District of Columbia 0.8%
District of Columbia, General Obligation:
Series A, Prerefunded, 5.0%, 6/1/2018 (a)	340,000	351,971
Series A, 5.0%, 6/1/2018 (a)	660,000	678,678
		1,030,649
Florida 4.2%
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	1,600,000	1,785,856
Nassau County, FL, ICF/MR-Intercare Facilities Mentally Retarded Revenue, GF/Amelia Island Properties Project, Series A, 9.75%, 1/1/2023	1,810,000	1,814,398
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	1,016,760
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	1,000,000	1,024,340
		5,641,354
Georgia 1.0%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	1,250,000	1,277,350
Guam 0.8%
Guam, Government Waterworks Authority, Water & Wastewater System Revenue, 6.0%, 7/1/2025	1,000,000	1,065,100
Hawaii 1.0%
Hawaii, State General Obligation:
Series CU, Prerefunded, 5.75%, 10/1/2011 (a)	65,000	70,219
Series CU, 5.75%, 10/1/2011 (a)	1,185,000	1,277,193
		1,347,412
Illinois 9.1%
Chicago, IL, Core City General Obligation, Board of Education, Series A, 5.75%, 12/1/2017 (a)	1,380,000	1,514,440
Illinois, Core City General Obligation, 5.0%, 6/1/2019 (a)	2,000,000	2,085,700
Illinois, Hospital & Healthcare Revenue, 6.75%, 2/15/2016	2,180,000	2,422,329
Illinois, State General Obligation, Prerefunded, 6.0%, 1/1/2013 (a)	3,315,000	3,566,840
Illinois, Upper River Valley Development Authority, Solid Waste Disposal Revenue, Waste Recovery Project, AMT, 5.9%, 2/1/2014	1,475,000	1,501,668
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,105,000	1,120,006
		12,210,983
Indiana 2.3%
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	3,000,000	3,033,690
Iowa 0.7%
Lake City, IA, Senior Care Revenue, Health Care Facility, Opportunity Living Project, 144A, 6.45%, 5/1/2011	875,000	890,321
Kansas 3.1%
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	500,000	518,680
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	2,000,000	2,188,920
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	1,400,000	1,435,658
		4,143,258
Kentucky 0.8%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	1,000,000	1,077,880
Louisiana 2.3%
Morehouse Parish, LA, Pollution Control Revenue, International Paper Co. Project, Series A, 5.25%, 11/15/2013	3,000,000	3,122,790
Maryland 7.8%
Anne Arundel County, MD, General Obligation, National Business Park Project, Prerefunded, 144A, 7.375%, 7/1/2028	997,000	1,148,105
Anne Arundel County, MD, Revenue Lease, Arundel Mills Project, Prerefunded, 7.1%, 7/1/2029	1,500,000	1,672,005
Maryland, Higher Education Revenue, Collegiate Housing Foundation:
Series A, 5.75%, 6/1/2019	1,000,000	1,073,700
Series A, 5.75%, 6/1/2031	1,000,000	1,073,700
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	1,000,000	1,122,170
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	4,000,000	4,263,640
		10,353,320
Massachusetts 7.9%
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	1,900,000	2,325,372
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	1,000,000	1,078,580
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	1,925,000	1,967,928
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	1,790,000	1,936,261
Massachusetts, State General Obligation, Consolidated Loan:
Series B, Prerefunded, 5.0%, 4/1/2016 (a)	915,000	944,820
Series B, 5.0%, 4/1/2016 (a)	2,260,000	2,333,653
		10,586,614
Michigan 3.8%
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,173,260
Michigan, University of Michigan Revenues, Series A, 3.55%*, 12/1/2019	100,000	100,000
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	1,000,000	1,090,930
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services:
Series A, ETM, 5.6%, 2/15/2013	310,000	321,991
Series A, ETM, 5.75%, 2/15/2023	1,300,000	1,365,780
		5,051,961
Missouri 1.0%
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	1,175,000	1,293,182
Nebraska 0.0%
Nebraska, Single Family Housing Revenue, Investment Finance Authority, AMT, Series A, 6.7%, 9/1/2026	20,000	20,118
Nevada 1.6%
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	2,000,000	2,092,580
Nevada, Single Family Housing Revenue, AMT, Series C, 6.5%, 4/1/2028	15,000	15,313
		2,107,893
New Hampshire 3.5%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	1,000,000	1,154,620
New Hampshire, Higher Educational & Health Facility Authority Revenue, Havenwood Heritage Heights, 7.45%, 1/1/2025	2,000,000	2,043,100
New Hampshire, Hospital & Healthcare Revenue, Rivermead at Peterborough Retirement Community, 5.75%, 7/1/2028	1,500,000	1,529,925
		4,727,645
New Jersey 5.3%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	290,000	306,112
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (a)	1,430,000	1,494,808
Series A, 5.0%, 7/1/2023 (a)	1,770,000	1,837,242
New Jersey, Higher Education Revenue, Education Facilities Authority, Caldwell College, Series A, 7.25%, 7/1/2025	1,785,000	1,793,479
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,615,000	1,675,853
		7,107,494
New Mexico 2.1%
Farmington, NM, Pollution Control Revenue, 5.8%, 4/1/2022	2,750,000	2,786,795
New York 14.7%
Nassau County, NY, Hospital & Healthcare Revenue, 6.0%, 8/1/2016 (a)	2,825,000	3,072,244
Nassau County, NY, Project Revenue, North Shore Healthcare Systems Project, Series B, 5.875%, 11/1/2011	670,000	702,924
New York, Core City General Obligation, Series C, 7.0%, 2/1/2010	315,000	316,610
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, Prerefunded, 5.125%, 4/1/2019 (a)	1,450,000	1,565,086
New York, Sales & Special Tax Revenue, Transitional Finance Authority, Series B, 6.0%, 11/15/2013	490,000	536,104
New York, State General Obligation Lease, Higher Education Revenue, Dormitory Authority, State University, Prerefunded, 5.125%, 5/15/2021 (a)	1,880,000	1,942,867
New York, Transitional Finance Authority, Series B, Prerefunded, 6.0%, 11/15/2013	1,510,000	1,652,076
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority Systems, ETM, Series Y, 6.0%, 1/1/2012	5,000,000	5,442,300
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	2,000,000	2,100,600
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 8.0%, 8/1/2028	2,000,000	2,297,000
		19,627,811
North Carolina 1.8%
North Carolina, Electric Revenue, Municipal Power Agency:
Series C, 5.375%, 1/1/2017	1,000,000	1,051,370
Series B, 6.375%, 1/1/2013	1,300,000	1,400,932
		2,452,302
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	1,000,000	1,100,700
Ohio 4.0%
Ohio State, Water Development Authority, Pollution Control Revenue, Water Quality Loan Fund, 5.0%, 12/1/2015	5,000,000	5,324,650
Pennsylvania 5.3%
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	600,000	635,724
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	2,000,000	2,239,920
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	750,000	812,497
Pennsylvania, St. Mary Hospital Authority, Health Systems Revenue, Catholic Health East, Series B, 5.5%, 11/15/2024	1,465,000	1,537,210
Philadelphia, Redevelopment Authority Revenue, First Lien Mortgage, Series A, 6.5%, 1/1/2029	634,900	649,268
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	1,000,000	1,168,130
		7,042,749
Rhode Island 1.6%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	2,000,000	2,106,400
South Carolina 7.1%
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Bon Secours Health Systems, Inc., Series A, 5.625%, 11/15/2030	2,000,000	2,092,300
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance: Series C, Prerefunded, 7.0%, 8/1/2030	1,375,000	1,625,222
Series C, 7.0%, 8/1/2030	170,000	196,056
Series A, Prerefunded, 7.375%, 12/15/2021	1,000,000	1,164,460
South Carolina, Transportation/Tolls Revenue, Series A, 5.375%, 10/1/2024 (a)	4,150,000	4,404,644
		9,482,682
South Dakota 1.6%
South Dakota, Hospital & Healthcare Revenue, Sioux Valley Hospital, Series E, 5.375%, 11/1/2024	2,000,000	2,074,220
Tennessee 1.7%
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	2,000,000	2,314,700
Texas 22.6%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,534,050
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 4.387%, 4/1/2027	1,990,000	1,429,457
Crowley, TX, School District General Obligation, 5.125%, 8/1/2025	4,000,000	4,120,360
Hidalgo County, TX, Hospital & Healthcare Revenue, Mission Hospital, Inc. Project, 6.75%, 8/15/2016	2,000,000	2,091,800
Houston, TX, General Obligation:
Series A, Prerefunded, 5.0%, 3/1/2016	1,365,000	1,395,767
5.0%, 3/1/2016	1,635,000	1,662,272
Houston, TX, School District General Obligation, Series A, 5.0%, 2/15/2024	2,000,000	2,064,680
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	2,000,000	2,043,740
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	1,000,000	1,124,520
Texas, Electric Revenue, Lower Colorado River Authority, Series B, 6.0%, 5/15/2013 (a)	5,000,000	5,352,300
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	1,000,000	1,071,630
Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek Project, 5.65%, 11/15/2035	1,250,000	1,223,288
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit, Series A, 6.0%, 11/15/2012 (a)	3,860,000	4,145,601
		30,259,465
Virgin Islands 2.5%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.375%, 10/1/2019	3,000,000	3,290,520
Virginia 1.6%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,167,440
West Virginia 1.7%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, Series A, 6.75%, 9/1/2022	390,000	423,829
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2022	1,610,000	1,810,268
		2,234,097
Wisconsin 0.8%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	1,000,000	1,127,029
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $182,462,051)+	147.8	197,445,896
Other Assets and Liabilities, Net	4.6	6,201,015
Preferred Shares, at Redemption Value	(52.4)	(70,000,000)
Net Assets Applicable to Common Shareholders	100.0	133,646,911

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2006.

+ The cost for federal income tax purposes was $181,850,646. At May 31, 2006, net unrealized appreciation for all securities based on tax cost was $15,595,250. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,341,694 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $746,444.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	2.2
Financial Guaranty Insurance Company	2.8
Financial Security Assurance Inc.	5.6
MBIA Corp.	9.0

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited)
Assets
Investments in securities, at value (cost $182,462,051)	$ 197,445,896
Receivable for investments sold	3,202,666
Interest receivable	3,446,303
Other assets	2,882
Total assets	204,097,747
Liabilities
Due to custodian bank	186,418
Dividends payable	55,726
Accrued management fee	102,496
Other accrued expenses and payables	106,196
Total liabilities	450,836
Preferred shares, at redemption value	70,000,000
Net assets applicable to common shareholders	$ 133,646,911
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	426,150
Net unrealized appreciation (depreciation) on investments	14,983,845
Accumulated net realized gain (loss)	(2,970,730)
Paid-in capital	121,207,646
Net assets applicable to common shareholders	$ 133,646,911
Net Asset Value
Net Asset Value per common share ($133,646,911 ÷ 10,927,928 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2006 (Unaudited)
Investment Income
Income: Interest	$ 5,968,414
Expenses: Management fee	610,824
Services to shareholders	15,750
Custodian fees	7,929
Auditing	25,875
Legal	8,296
Trustees' fees and expenses	11,442
Reports to shareholders	29,634
Auction agent fee	88,816
Stock exchange listing fees	2,493
Other	56,699
Total expenses before expense reductions	857,758
Expense reductions	(7,068)
Total expenses after expense reductions	850,690
Net investment income	5,117,724
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(29,474)
Net unrealized appreciation (depreciation) during the period on investments	(144,683)
Net gain (loss) on investment transactions	(174,157)
Dividends on preferred shares	(1,137,776)
Net increase (decrease) in net assets resulting from operations	$ 3,805,791

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2006 (Unaudited)	Year Ended November 30, 2005
Operations: Net investment income	$ 5,117,724	$ 10,279,156
Net realized gain (loss) on investment transactions	(29,474)	258,506
Net unrealized appreciation (depreciation) on investment transactions during the period	(144,683)	1,219,295
Dividends on preferred shares	(1,137,776)	(1,631,764)
Net increase (decrease) in net assets resulting from operations	3,805,791	10,125,193
Distributions to common shareholders from: Net investment income	(4,504,579)	(9,790,616)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	232,966	753,305
Net increase (decrease) in net assets from Fund share transactions	232,966	753,305
Increase (decrease) in net assets	(465,822)	1,087,882
Net assets at beginning of period	134,112,733	133,024,851
Net assets at end of period (including undistributed net investment income of $426,150 and $950,781, respectively)	$ 133,646,911	$ 134,112,733
Other Information
Common shares outstanding at beginning of period	10,910,224	10,850,831
Shares issued to common shareholders in reinvestment of distributions	17,704	59,393
Common shares outstanding at end of period	10,927,928	10,910,224

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2006[a]	2005	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.29	$ 12.26	$ 12.23	$ 11.84	$ 11.83	$ 11.37
Income (loss) from investment operations: Net investment income[d]	.47	.95	.98	.99	1.01	1.01
Net realized and unrealized gain (loss) on investment transactions	(.02)	.13	.03	.34	(.13)	.40
Dividends on preferred shares (common share equivalent): From net investment income	(.10)	(.15)	(.08)	(.07)	(.09)	(.20)
Total from investment operations	.35	.93	.93	1.26	.79	1.21
Less distributions from: Net investment income to common shareholders	(.41)	(.90)	(.90)	(.87)	(.78)	(.75)
Net asset value, end of period	$ 12.23	$ 12.29	$ 12.26	$ 12.23	$ 11.84	$ 11.83
Market value, end of period	$ 12.52	$ 14.15	$ 12.38	$ 12.62	$ 11.78	$ 12.01
Total Return
Based on net asset value (%)[e]	2.75**	7.59	7.98	10.85	7.00	10.98
Based on market value (%)[e]	(8.64)**	22.68	5.58	15.16	4.86	21.78
Years Ended November 30, (continued)	2006[a]	2005	2004	2003	2002[b]	2001[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	134	134	133	132	127	127
Ratio of expenses before expense reductions (%) (based on net assets of common shares)	1.28*	1.31	1.25	1.28	1.32	1.26
Ratio of expenses after expense reductions (%) (based on net assets of common shares)	1.27*	1.31	1.25	1.28	1.32	1.26
Ratio of expenses (%) (based on net assets of common and preferred shares)	.84*	.86	.82	.83	.86	.81
Ratio of net investment income (loss) (%) (based on net assets of common shares)	7.65*	7.60	8.03	8.26	8.49	8.55
Ratio of net investment income (loss) (%) (based on net assets of common and preferred shares)	5.03*	5.01	5.25	5.36	5.48	5.52
Portfolio turnover rate (%)	26*	19	15	14	7	15
Preferred shares information at end of period: Aggregate amount outstanding ($ millions)	70	70	70	70	70	70
Asset coverage per share ($)[f]	72,731	72,900	72,500	72,200	70,500	70,400
Liquidation and market value per share ($)	25,000	25,000	25,000	25,000	25,000	25,000

[a] For the six months ended May 31, 2006 (Unaudited).

[b] As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income by $.01, decrease net realized and unrealized gain (loss) per share by $.01, and increase the ratio of net investment income to average net assets from 8.42% to 8.49%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[c] In 2001 the Fund changed its method of classifying preferred shares.

[d] Based on average common shares outstanding during the period.

[e] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[f] Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Strategic Municipal Income Trust (formerly Scudder Strategic Municipal Income Trust) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid quotation and asked or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $3,535,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($15,000), November 30, 2010 ($170,000), November 30, 2011 ($3,165,000) and November 30, 2012 ($185,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Preferred Shares. The Fund has issued and outstanding 2,800 Series T municipal auction rate cumulative preferred shares, at a liquidation value of $25,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate is set through an auction process, and the dividends are generally paid every 7 days. The auction agent will pay each broker-dealer a service charge from funds provided by the Fund (auction agent fee). The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $26,597,183 and $33,127,803, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60% of the Fund's average weekly net assets, of common shares plus the value of preferred shares, at redemption value, computed and accrued daily and payable monthly.

Service Provider Fees. State Street Bank and Trust Company is the named transfer agent. However, pursuant to a sub-transfer agency agreement between State Street Bank and Trust Company and DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, DWS-SISC is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $12,454, of which $4,481 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $6,696, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees.

Other Related Parties. Deutsche Bank Trust Co. Americas, an affiliate of the Advisor, is the transfer agent for the preferred shares of the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by the Deutsche Bank Trust Co. Americas aggregated $1,880, all of which has been paid.

D. Expense Reductions

For the six months ended May 31, 2006, the Advisor agreed to reimburse the Fund $2,424, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian and transfer agent expenses. During the six months ended May 31, 2006, the Fund's custodian and transfer agent fees were reduced by $79 and $4,565 respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

The Annual Meeting of Shareholders of DWS Strategic Municipal Income Trust (the "fund") was held on May 25, 2006. The following matter was voted upon by the shareholders of said fund (the resulting votes are presented below).

I. To elect nine individuals to constitute the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	8,998,596	210,701
Donald L. Dunaway	8,994,154	215,143
James R. Edgar	9,003,660	205,636
Paul K. Freeman	9,006,966	202,331
Robert B. Hoffman	8,994,505	214,792
William McClayton	9,013,566	195,731
Shirley D. Peterson	9,006,246	203,051
Axel Schwarzer*	2,695	58
Robert H. Wadsworth*	2,695	58

* Elected by preferred shareholders.

Dividend Repurchase Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of DWS Strategic Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.dws-scudder.com or visit our Direct Link: www.cef.dws-scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KSM
CUSIP Number	Common Shares	23338T 101
	Preferred Shares	23338T 200

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Municipal Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Municipal Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006